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                                                                   EXHIBIT 10.13


                         EMPLOYMENT AGREEMENT ADDENDUM

THIS EMPLOYMENT AGREEMENT ADDENDUM, is a supplement to the original EMPLOYMENT AGREEMENT dated January 1, 1995, by and between MATRIX CAPITAL BANK, (hereinafter referred to as the "Bank") and GARY LENZO (hereinafter referred to as the "Employee").

WHEREAS, the Employee has heretofore been employed by the Bank as President and Chief Executive Officer, and

WHEREAS, the Bank wishes to assure itself of the services of the Employee as outlined in Section 5. Term of the original Employment Agreement, and
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WHEREAS, the parties desire by this writing to set forth the continued
employment relationship of the Bank and the Employee.

NOW, THEREFORE, it is agreed to amend Section 2.  Base Compensation and Section
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5.  Term as follows:
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2. Base Compensation.  The Bank agrees to pay the Employee during the term of
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   this Addendum, a salary at the rate of $150,000.00 per annum payable in cash not less frequently than twice monthly and shall be increased annually in such an amount as the Board of Directors may determine.

5. Term. This Addendum extends the period of employment an additional twelve
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   (12) months, per performance evaluation by the Board of Directors, as outlined in the original Employment Contract, thereby extending the term of said Employment Agreement to January 1, 2000.

IN WITNESS WHEREOF, the parties have executed this Employment Agreement Addendum, on the 16th day of December 1998.
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                                                MATRIX CAPITAL BANK

                                                By:             /s/
                                                      --------------------------
                                                Name: D. Mark Spencer
                                                Its:  Chairman

                                                By:             /s/
                                                      --------------------------
                                                Name: Gary Lenzo
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